UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-21769

Highland Special Situations Fund
(Exact name of registrant as specified in charter)

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)

James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)

Registrant's telephone number, including area code:           (877) 665-1287

Date of fiscal year end:           December 31

Date of reporting period:           December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders of Highland Special Situations Fund (formerly, Restoration Opportunities Fund) is attached herewith.

Highland Special Situations Fund (formerly known as Restoration Opportunities Fund)

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Website information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect (described below) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGERS’ LETTER

Highland Special Situations Fund

Dear Shareholders:

We are pleased to provide you with our report for Highland Special Situations Fund (formerly, Restoration Opportunities Fund) (the “Fund”) for the year ended December 31, 2007.

PERFORMANCE OVERVIEW

On December 31, 2007, the net asset value of the Fund was $13.81 per share, as compared to $12.49 on December 31, 2006. During 2007 the Fund distributed $0.50 per share to common shareholders resulting in a total return for the year ended December 31, 2007 of approximately 14.61%. This eclipsed the return of the Credit Suisse Distressed Loan Index (the “Distressed Index”), which returned approximately 0.77% over the same period. Additionally, the Fund’s return for 2007 surpassed that of the Credit Suisse High Yield Index (the “High Yield Index”), which returned approximately 2.59% for the year ended December 31, 2007.

FUND DATA

As of December 31, 2007, the Fund’s net asset value was approximately $83.7 million, an increase in net assets of approximately $10.7 million, or $1.32 per share. The Fund generated approximately $1.1 million in realized gains on investments and approximately $7.6 million in unrealized appreciation on investments during the year ended 2007 for a total net realized and unrealized gain on investments of $8.7 million.

As of December 31, 2007, the Fund’s investment portfolio, exclusive of cash and cash equivalents, was allocated as follows:

As of December 31, 2007, investments in equity interests comprised approximately 56.0% of the Fund, largely due to several restructuring of investments that converted from debt securities. Such conversions include SunCom Wireless Holdings, Inc., Safety-Kleen Systems, Inc., Trussway Industries, Inc. and Mirant Corporation.

Annual Report | 1

PORTFOLIO MANAGERS’ LETTER

Highland Special Situations Fund

MARKET OUTLOOK - 2008

The investment environment in the markets for senior loans (also called bank loans, leveraged loans, syndicated loans or floating rate loans) and corporate notes and bonds (also called high yield bonds) over the 12 months ended December 31, 2007, can be separated into two distinct periods. During the first half of the year, the environment was strong, with new issue volume reaching record highs for both markets. Until mid-summer, both markets appeared to have been unaffected by the negative sentiment in the sub-prime mortgage market.

In July 2007, many market participants who utilize high degrees leverage to achieve their investment objectives were holding sub-prime assets. Consequently, these entities were forced to liquidate some of their holdings in order to meet margin calls. This caused a general re-pricing of other structured products and took enough demand out of the market to hamper collateralized loan and debt obligation new issuance, which is a major source of liquidity in the loan and bond markets. That lack of demand, coupled with the large backlog of new issue supply, contributed to a re-pricing of leveraged loans and high yield bonds. These weak technical conditions drove the Standard and Poor’s/Loan Syndication and Trading Association’s Index (the “LSTA Index”)1 average price of bank loans down to approximately $96 by the end of July 2007.

The post July 2007 loan market experienced unprecedented volatility, with the LSTA Index recovering to approximately $98 in October only to fall again in November to just under the $95 mark. This resulted in the LSTA Index posting a record loss of approximately 3.35% in July 2007, followed by the LSTA Index’s largest one month gain of approximately 1.95% in September 2007, only to lose ground in November 2007 with the third worst month on record, posting a loss of approximately 1.39%. By comparison, the Distressed Index lost approximately 2.90% in July 2007, gained approximately 2.20% in September 2007, and lost approximately 4.07% in November 2007. In addition, the High Yield Index lost approximately 3.14% in July 2007, gained approximately 2.23% in September 2007, and lost approximately 1.86% in November 2007.

Some economists believe these technical factors could impact fundamentals, as many are currently forecasting a recession while others believe we are presently in a recession. A recession could impact the fundamentals of some loan issuers as a slowdown in gross domestic product growth may negatively affect profitability This creates an environment where investors with an appetite for distressed credit investments should be mindful of the risks related to recovery rates of debt investments in their portfolios and their manager’s ability to maximize the total return of those investments.

1	Index is from Standard & Poor’s Leveraged Commentary and Data website.

2 | Annual Report

PORTFOLIO MANAGERS’ LETTER

Highland Special Situations Fund

Thank you for your continued participation in the Highland Special Situations Fund. We look forward to serving your future investment needs.

Pat Daugherty Portfolio Manager	Kurt Plumer Portfolio Manager

Pat Daugherty and Kurt Plumer have been portfolio managers of Highland Special Situations Fund since May 17, 2005.

Just like any other investment, investments in senior loans present financial risks. Defaults on the loans in the Fund’s investment portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could require the Fund’s managers to replace the loan with a lower-yielding security, which could affect the valuation of the Fund’s portfolio’s holdings.

The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund’s net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributor and are subject to change.

Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 3

FUND PROFILE

Highland Special Situations Fund

Objective
Highland Special Situations Fund, formerly known as Restoration Opportunities Fund (the “Fund”), seeks to achieve high total returns while minimizing losses.
Total Net Assets of Common Shares as of December 31, 2007
$83.7 million
Portfolio Data as of December 31, 2007
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/07 (%)*

B	27.9

Ca	4.8

Caa	61.8

NR	5.5

Top 5 Sectors as of 12/31/07 (%)*

Telecommunications/Cellular	28.8

Housing - Building Materials	13.0

Service - Environmental Services	11.3

Healthcare - Alternate Site Services	9.1

Utilities	6.3

Top 10 Holdings as of 12/31/07 (%)*

SunCom Wireless, Inc. Class A (Common Stock)	26.1

Safety-Kleen Systems, Inc. (Common Stock)	11.3

Trussway Industries, Inc. (Common Stock)	7.5

Trussway Industries, Inc. (Senior Loans)	5.5

Mirant Corp. (Common Stock)	4.6

Solo Cup Co. (Corporate Notes and Bonds)	4.1

Danish Holdco A/S (Foreign Denominated Senior Loan)	3.6

Realogy Corp. (Corporate Notes and Bonds)	3.4

Energy XXI Gulf Coast, Inc. (Corporate Notes and Bonds)	3.3

Select Medical Corp. (Corporate Notes and Bonds)	2.8

* Quality is calculated as a percentage of total senior loans and corporate notes and bonds. Sectors and holdings are calculated as a percentage of net assets applicable to common shareholders.

4 | Annual Report

FINANCIAL STATEMENTS

Highland Special Situations Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio

The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value for common shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

Statement of Operations

This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets

These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights

The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report | 5

INVESTMENT PORTFOLIO

As of December 31, 2007	Highland Special Situations Fund

Principal Amount ($)		Value ($)

Senior Loans (a) - 7.6%
Healthcare - Alternate Site Services - 2.1%

	LifeCare Holdings
1,979,747	Term Loan, 9.08%, 08/11/12	1,753,303

Housing - Building Materials - 5.5%

	Trussway Industries, Inc.
4,575,860	Term Loan, 8.70%, 05/31/09 (b) (i)	4,575,860

Transportation - Auto - 0.0%

	Penda Corp.
330,829	Term Loan, 9.93%, 05/03/10 (c) (i)	11,579

	Total Senior Loans (Cost $7,011,695)	6,340,742

Foreign Denominated Senior Loans (a) - 3.6%

Denmark EUR - 3.6%

	Danish Holdco A/S
3,077,311	Mezzanine Facility, 12.73%, 05/01/17 PIK	2,984,991

	Total Foreign Denominated Senior Loans (Cost $3,077,311)	2,984,991

Corporate Notes and Bonds - 31.0%

Broadcasting - 0.9%

	Young Broadcasting, Inc.
1,000,000	10.00%, 03/01/11	786,250

Cable - US Cable - 2.0%

	CCH I LLC
2,000,000	11.00%, 10/01/15	1,640,000

Consumer Non-Durables - 4.1%

	Solo Cup Co.
4,000,000	8.50%, 02/15/14 (d)	3,460,000

Energy - Exploration & Production - 3.3%

	Energy XXI Gulf Coast, Inc.
3,000,000	10.00%, 06/15/13	2,767,500

Food and Drug - 1.2%

	Cinacalcet Royalty Sub LLC
882,583	8.00%, 03/30/17	1,023,796

Food/Tobacco - Food/Tobacco Producers - 2.5%

	Chiquita Brands International, Inc.
2,400,000	7.50%, 11/01/14	2,118,000

Gaming/Leisure - Other Leisure - 1.6%

	Six Flags, Inc.
1,814,000	4.50%, 05/15/15	1,319,685

Healthcare - Acute Care - 2.6%

	HCA, Inc.
2,000,000	6.30%, 10/01/12	1,790,000
500,000	7.50%, 11/15/95	384,623

		2,174,623

Principal Amount ($)		Value ($)

Healthcare - Alternate Site Services - 3.5%

	Select Medical Corp.
585,000	7.63%, 02/01/15	503,100
2,717,000	11.26%, 09/15/15 (d) (f)	2,377,375

		2,880,475

Housing - Real Estate Development - 3.4%

	Realogy Corp.
4,500,000	12.38%, 04/15/15 (d) (e)	2,846,250

Telecommunications/Cellular - 2.8%

	Grande Communications Holdings, Inc.
1,250,000	14.00%, 04/01/11	1,290,625
	SunCom Wireless Holdings, Inc.
1,000,000	8.50%, 06/01/13	1,040,000

		2,330,625

Transportation - Auto - 2.0%

	Federal-Mogul Corp.
250,000	7.88%, 07/01/10 (c)	0
	Motor Coach Industries International, Inc.
2,000,000	11.25%, 05/01/09	1,705,000

		1,705,000

Utilities - 1.1%

	Enron Corp.
5,000,000	6.63%, 11/15/08 (c) (g)	912,500

	Total Corporate Notes and Bonds (Cost $27,493,903)	25,964,704

Claims - 0.0%

Utilities - 0.0%

2,400,000	Mirant Corp.	30,000

	Total Claims (Cost $0)	30,000

Shares

Common Stocks - 53.8%

Broadcasting - 1.5%

153,279	GrayTelevision, Inc.	1,229,298

Energy - Exploration & Production - 1.1%

66,814	Key Energy Services, Inc. (h)	961,453

Housing - Building Materials - 7.6%

4,173	Owens Corning, Inc. (d) (h)	84,378
70,329	Trussway Industries, Inc. (b) (h) (i)	6,259,281

		6,343,659

Retail - 0.9%

12,265,769	Home Interiors & Gifts, Inc. (h) (i) (j)	735,946

Service - Environmental Services - 11.3%

449,903	Safety-Kleen Systems, Inc. (h)	9,447,963

6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Special Situations Fund

Shares		Value ($)

Common Stocks - (continued)

Telecommunications/Cellular - 26.0%

	SunCom Wireless Holdings, Inc.,
817,810	Class A (h)	21,819,171

Transportation - Auto - 0.2%

5,729	Federal-Mogul Corp. (h)	143,225

Utilities - 5.2%

5,784	Exelon Corp.	472,206
98,855	Mirant Corp. (h)	3,853,350
1,450	Portland General Electric Co.	40,285

		4,365,841

	Total Common Stocks (Cost $21,450,139)	45,046,556

Units

Warrants - 0.1%

Cable - US Cable - 0.0%

	Grande Communications Holdings, Inc.,
1,250	expires 04/01/11 (h)	13

Wireless Communications - 0.1%

220,000	Clearwire Corp., expires 08/15/10 (h)	40,562

	Total Warrants (Cost $374,012)	40,575

Total Investments - 96.1% (cost of $59,407,060) (k)		80,407,568

Preferred Shares at Liquidation Value - (0.5)%		(411,000)

Other Assets & Liabilities, Net - 4.4%		3,711,724

Net Assets applicable to Common
Shareholders - 100.0%		83,708,292

(a)

Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturities may be substantially less than the stated maturities shown.

(b)	Affiliated issuer and represents an illiquid security. See Note 8.
(c)	The issuer is in default of certain debt covenants. Income is not being accrued.
(d)	Securities (or a portion of securities) on loan as of December 31, 2007. See Note 9.
(e)

Security exempt from registration pursuant to Rule 144A under the 1933 Act. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2007, this security amounted to $2,846,250 or 3.40% of net assets. This security has been determined by the investment adviser to be a liquid security.

(f)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2007.
(g)	This issue is under the protection of a federal bankruptcy court.
(h)	Non-income producing security.
(i)

Represents fair value as determined by the Investment Adviser, in good faith, pursuant to the policies and procedures approved by the Fund’s Board of Trustees. Securities with a total aggregate market value of $11,582,666, or 13.8% of net assets, were valued under fair value by the Investment Adviser as of December 31, 2007.

(j)	Security is deemed illiquid.
(k)	Cost for federal income tax purposes is $59,549,371.
PIK	Payment in Kind

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Healthcare - Alternative Site Services	3.6%

Total	3.6%

See accompanying Notes to Financial Statements. | 7

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2007	Highland Special Situations Fund

($)

Assets:
Investments:
Unaffiliated issuers, at value (cost $53,187,989)	69,572,427
Affiliated issuer, at value (cost $6,219,071)	10,835,141

Total investments, at value (cost $59,407,060)	80,407,568
Cash	4,112,976
Cash held as collateral for securities loaned (Note 9)	7,945,193
Receivable for:
Investments sold	20,793
Dividends and interest receivable	853,201
Other assets	40,328

Total assets	93,380,059

Liabilities:
Accumulated declared distributions to preferred shareholders (Note 2)	32,881
Payable upon receipt of securities loaned (Note 9)	7,945,193
Payables for:
Investment advisory fee payable (Note 4)	313,013
Trustees’ fees (Note 4)	300
Carried interest fee (Note 4)	885,257
Accrued expenses and other liabilities	84,123
Series P Preferred Shares ($1,000 net asset and liquidation value per share subject to an aggregate of 411 shares issued and outstanding) liquidation value	411,000

Total Liabilities	9,671,767

Net Assets Applicable To Common Shares	83,708,292

Composition of Net Assets:
Par value of common shares (Note 1)	6,062
Paid-in capital in excess of par value of common shares	63,023,727
Overdistributed net investment income	(3,287)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(318,718)
Net unrealized appreciation/(depreciation) on investments	21,000,508

Net Assets Applicable to Common Shares	83,708,292

Common Shares
Net assets	83,708,292
Shares outstanding (unlimited authorization)	6,062,358
Net asset value per share (net assets/shares outstanding)	13.81

8 | See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007	Highland Special Situations Fund

($)

Investment Income:
Interest from unaffiliated issuers	3,884,870
Interest from affiliated issuer (Note 8)	410,333
Dividends	257,893
Securities lending income	45,531

Total investment income	4,598,627

Expenses:
Investment management fees (Note 4)	1,194,952
Carried interest fees (Note 4)	885,258
Fund administration fees	165,368
Transfer agent fees	30,342
Professional fees	133,329
Trustees’ fees (Note 4)	41,962
Custodian fees	9,542
Reports to shareholders	16,682
Other expenses	89,104

Net expenses	2,566,539

Net investment income	2,032,088

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	904,165
Net realized gain/(loss) on foreign currency transactions	177,537
Net change in unrealized appreciation/(depreciation) on investments	7,569,614

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	7,849

Net realized and unrealized gain/(loss) on investments	8,659,165

Declared Distributions to Preferred Shareholders
From net investment income	(32,881)

Net increase in net assets, applicable to common shareholders, from operations	10,658,372

See accompanying Notes to Financial Statements. | 9

STATEMENTS OF CHANGES IN NET ASSETS

Highland Special Situations Fund

	Years Ended December 31,
	2007 ($)	2006 ($)

Increase in Net Assets:

From Operations
Net investment income	2,032,088	3,737,987
Net realized gain/(loss) on investments from affiliated and non-affiliated issuers and foreign currency transactions	1,081,702	(402,449)
Net change in unrealized appreciation/(depreciation) on investments, and translation of assets and liabilities denominated in foreign currency	7,577,463	10,553,320
Distributions to preferred shareholders from net investment income, including change in accumulated declared distributions	(32,881)	(32,880)

Net change in net assets from operations	10,658,372	13,855,978
Distributions Declared to Common Shareholders
From net investment income	(2,175,782)	(3,638,148)
From return of capital	(51,703)	—
From capital gains	(722,596)	—

Total distributions declared to common shareholders	(2,950,081)	(3,638,148)

Share Transactions from Common Shares
Distributions reinvested	2,950,081	3,638,132

Net increase from share transactions from common shares	2,950,081	3,638,132

Total increase in net assets from common shares	10,658,372	13,855,962
Net Assets Applicable to Common Shares
Beginning of year	73,049,920	59,193,958

End of year (including overdistributed net investment income of $(3,287) and ($50,169), respectively)	83,708,292	73,049,920

Changes in Common Shares
Issued for distributions reinvested	213,619	291,285

Net increase in common shares	213,619	291,285

10 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2007	Highland Special Situations Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	2,032,088

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(39,120,948)
Proceeds from disposition of investment securities	38,634,884
Increase in receivable for investments sold	(20,793)
Increase in receivable for securities loaned	(5,117,993)
Decrease in interest and fees receivable	145,367
Decrease in other assets	5,807
Net amortization/(accretion) of premium/(discount)	(500,801)
Increase in payable upon receipt of securities loaned	5,117,993
Increase in payable for undeclared distributions to Preferred Shareholders	32,881
Decrease in payables to related parties	(1,586,842)
Increase in mark-to-market on unrealized gain/(loss) on foreign currency	7,849
Increase in other expenses and liabilities	26,186

Net cash and foreign currency used by operating activities	(344,322)

Cash Flows Used in Financing Activities
Distributions to Preferred Shareholders from net investment income	(32,881)

Net cash flow from financing activities	(32,881)

Net decrease in cash and foreign currency	(377,203)

Cash and Foreign Currency
Beginning of the year	4,490,179
End of the year	4,112,976

See accompanying Notes to Financial Statements. | 11

FINANCIAL HIGHLIGHTS

Highland Special Situations Fund

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period Ended December 31, 2005 (a)

Net Asset Value, Beginning of Period	$12.49	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.35	0.66	0.38
Net realized and unrealized gain on investments	1.48	1.84	0.83
Distributions from net investment income to Preferred Shareholders, including declared distributions	(0.01)	(0.01)	—	(b)

Total from investment operations, applicable to common shareholders	1.82	2.49	1.21
Less Distributions Declared to Common Shareholders:
From net investment income	(0.37)	(0.65)	(0.39)
From return of capital	(0.01)	—	(0.01)
From net realized gains	(0.12)	—	(0.16)

Total distributions declared to common shareholders	(0.50)	(0.65)	(0.56)

Net Asset Value, End of Period	$13.81	$12.49	$10.65
Total return (c)	14.61%	23.43%	12.08	%(d)

Ratios to Average Net Assets/Supplemental Data:

Common Share Information at End of Period:
Net assets, end of period (000’s)	$83,708	$73,050	$59,194
Ratios based on net assets of common shares
Net expenses	3.22%	6.00%	5.90%
Net investment income (e)	2.55%	5.75%	6.48%

Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares
Net expenses	3.21%	5.96%	5.85%
Net investment income	2.50%	5.66%	6.37%
Portfolio turnover	51.18%	72.54%	50.37	%(d)

Preferred Share Information at End of Period:
Aggregate amount outstanding, end of period (000’s)	$411	$411	$411
Asset coverage per share (f)	$204,670	$177,737	$145,024

(a)	Highland Special Situations Fund commenced investment operations on May 18, 2005.
(b)	Represents less than $0.005 per common share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Not annualized.
(e)

Net investment income ratio does not reflect payment to Preferred Shareholders. The ratio reflecting such payment was 2.51%, 5.70% and 6.42% for the year ended December 31, 2007, year ended December 31, 2006 and the period ended December 31, 2005, respectively.

(f)	Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

12 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007	Highland Special Situations Fund

Note 1. Organization

Highland Special Situations Fund, Inc. (formerly known as Restoration Opportunities Fund) (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a nondiversified, closed-end management investment company.

Investment Objective

The Fund seeks to achieve high total returns, while minimizing losses.

Common Shares

The Fund may issue an unlimited number of common shares, par value $0.001 per share (the “Common Shares”). The Fund will continuously offer a single class, Class Z, only to investors that are both accredited investors and qualified clients on a private placement basis.

Preferred Shares

The Fund is authorized to issue up to 5,000 shares of Series P Preferred Shares (“Series P Shares”). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the “Liquidation Preference”) plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund’s operations, holders of Series P Shares have the right, on not less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated but unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%.

The Fund is also authorized to issue one share of Series S Preferred Shares (“Special Share”). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share (together, the “Preferred Shares”) unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of December 31, 2007, the Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fund Valuation

The net asset value of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by Highland Capital Management, L.P. (the “Investment Adviser”) or the Fund’s Board of Trustees (the “Board”), in accordance with the valuation policies and guidelines approved from time to time by the Board. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the numbers of Common Shares outstanding. The value of the Fund’s net assets available to Common Shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of its Preferred Shares.

Security Valuation

In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than

Annual Report | 13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Special Situations Fund

one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Investment Adviser in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

Dividends and Distributions

Dividends and distributions from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Distributions to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain distributions, deemed capital gain distributions and ordinary income distributions will be allocated between the holders of Common Shares and Series P Shares in proportion to the total distributions paid during the taxable year. The Fund will not declare or pay any distribution with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend.

14 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Special Situations Fund

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.

Additional Accounting Standards

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management has evaluated the implications of SFAS 157 and concluded that there is no material impact on the financial statements.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

For the year ended December 31, 2007, the Fund utilized $194,352 of capital loss carryforward.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent differences resulting primarily from tax returns of capital, Section 988 gain/(loss) reclass, partnership reclassifications and bond bifurcation were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Loss	Capital

$ 275,160	$ (229,324)	$ (45,836)

The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

Distributions paid from:	2007	2006

Ordinary income*	$2,819,542	$3,665,191
Long-term capital gains	111,718	—
Return of capital	51,703	5,837

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

          As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated
Capital	Undistributed	Undistributed
and Other	Ordinary	Long-Term	Net Unrealized
Losses	Income	Capital Gains	Appreciation*

$ (176,406)	$ —	$ —	$ 20,858,197

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/(depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$26,912,736
Unrealized depreciation	(6,054,539)

Net unrealized appreciation	$20,858,197

Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2007, the Fund intends to elect to defer net realized capital losses of $176,406 incurred from November 1, 2007 through December 31, 2007.

Note 4. Investment Management, Carried Interest, Trustee, and Other Fees

Management Fee

The Investment Adviser receives an investment management fee (the “Management Fee”) of 1.5% per year, calculated monthly and paid quarterly of the aggregate net asset value of the Fund (“Net Asset Value” or “NAV”). Net Asset Value shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered “illiquid” if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is

Annual Report | 15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Special Situations Fund

an affiliate of the issuer or possesses inside information regarding such issuer.

Carried Interest Fee

The Carried Interest will be paid as a fee pursuant to the Investment Management Agreement between the Fund and the Investment Adviser. The Carried Interest is an amount (accrued monthly and payable annually) such that after receipt thereof the Investment Adviser will have received from the Fund 20% of the realized and unrealized cumulative total return of the Fund on its assets attributable to the Common Shares and the Special Share. The Carried Interest shall be payable as of December 31 of each year and shall be paid not later than completion of the audit of the Fund for such year. If there is positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned Carried Interest potentially payable at the end of the year. If there is negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full (“High Watermark Provision”). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be recouped). For purposes of all Carried Interest calculations, illiquid assets (as defined for purposes of the Management Fee) will be valued at the lesser of cost or fair market value (as determined by the Investment Adviser in good faith). Such amounts outlined above and paid to the Investment Adviser are referred to herein as the “Carried Interest.”

Fees Paid to Officers and Trustees

The Fund pays no compensation to its Trustees and Officers who are “interested persons” (as defined in the 1940 Act) of the Fund and employees of the Investment Adviser. For the year ended December 31, 2007, the Fund paid each Trustee who is not an interested person (as defined in the 1940 Act) of the Fund an annual retainer of $10,000 per year for services provided as a Trustee of the Fund.

Effective January 1, 2008, each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this Annual Report.

Note 5. Portfolio Information

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $43,169,726 and $38,536,979, respectively.

Note 6. Periodic Repurchase Offers

The Fund may make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months (“Repurchase Offers”) at the option of the Board. As of December 31, 2007, the Fund has not made a Repurchase Offer.

Note 7. Senior Loan Participation Commitments

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At December 31, 2007, there were no Senior Loans purchased by the Fund on a participation basis.

Note 8. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. At December 31, 2007, the Fund owned 70,239 common shares of Trussway Industries, Inc. (“Trussway”) purchased at a cost of $1,643,211 and having a value of $6,259,281. In addition, the Fund owned $4,575,860 of senior loan notes of Trussway purchased at a cost of $4,575,860. Trussway generated interest income of $410,333 during the year ended December 31, 2007. The fair values of these investments are based on analysis performed by a third party obtained by management.

Note 9. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit,

16 |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Special Situations Fund

consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2007, the market value of securities loaned by the Fund was $7,750,801. The loans were collateralized with cash collateral of $7,945,193.

Note 10. Disclosure of Significant Risks and Contingencies

Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies

The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible or that the resulting analysis will produce accurate conclusions.

Carried Interest Risk

The Carried Interest may create an incentive for the Investment Adviser or its affiliates to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund’s investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any Carried Interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

Foreign Securities

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Annual Report | 17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Special Situations Fund

Significant Shareholders

At December 31, 2007, two shareholders (“significant shareholders”) owned 88.1% of the net assets applicable to Common Shares. The Fund will not accept any other subscription for Common Shares without the consent of the Board of Trustees and the written consent of the significant shareholders.

Subsequent Event

Effective January 17, 2008, the Fund has changed its name from Restoration Opportunities Fund to Highland Special Situations Fund.

18 |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Special Situations Fund (formerly, Restoration Opportunities Fund):

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Special Situations Fund (the “Fund”) at December 31, 2007, and the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the custodian and the banks with whom the Fund owns participation in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Dallas, Texas
February 27, 2008

Annual Report | 19

ADDITIONAL INFORMATION (unaudited)

December 31, 2007	Highland Special Situations Fund

Tax Information

During the year ended December 31, 2007, the Fund declared long-term capital gains of $111,718.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

20 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2007	Highland Special Situations Fund
Trustees and Officers

The Board of Trustees provides oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

INDEPENDENT TRUSTEES

Timothy K. Hui (Age 59)	Trustee	Indefinite Term; Trustee since 2005	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education from July 2004 to June 2006; and Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	11	None

Scott F. Kavanaugh (Age 46)	Trustee	Indefinite Term; Trustee since 2005	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	11	None

James F. Leary (Age 77)	Trustee	Indefinite Term; Trustee since 2005	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm), since January 1999.	11	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 52)	Trustee	Indefinite Term; Trustee since 2005	Senior Manager, Accenture, LLP (a consultant firm) since January 2002.	11	None

INTERESTED TRUSTEE

R. Joseph Dougherty [2] (Age 37)	Trustee and Chairman of the Board	Indefinite Term; Trustee since 2005	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	11	None

Annual Report | 21

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2007	Highland Special Situations Fund
Trustees and Officers (continued)

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

James D. Dondero (Age 45)	Chief Executive Officer and President	Indefinite Term; Chief Executive Officer and President since 2005

President and Director of Strand Advisors, Inc. (“Strand” ), the General Partner of the Investment Adviser. Chairman of the Board of Directors of Highland Financial Partners, L.P. and President of the funds in the Highland Fund Complex.

Mark Okada (Age 45)	Executive Vice President	Indefinite Term; Executive Vice President since 2005	Executive Vice President of Strand; Chief Investment Officer of the Investment Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (Age 37)	Chairman of The Board and Senior Vice President	Indefinite Term; Chairman and Senior Vice President since 2005	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/ Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 31)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term; Chief Financial Officer, Treasurer and Secretary since 2005	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 38)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007

General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1

The “Highland Fund Complex” consists of all of the registered investment companies advised by the Adviser as of the date of this Annual Report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.

22 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240

Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

Fund Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report has been prepared for shareholders of Highland Special Situations Fund (formerly known as Restoration Opportunities Fund) (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Highlight Special Situations Fund
(formerly, Restoration Opportunities Fund)

Annual Report, December 31, 2007

HIGHLAND FUNDS
managed by
Highland Capital Management, L.P.

P.O. Box 9840
Providence, RI 02940-8040

www.highlandfunds.com

HLC-HSSF AR-12/07

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on March 3, 2006 (Accession No. 0000935069-06-000673).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,000 for 2006 and $40,000 for 2007.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,500 for 2006 and $7,000 for 2007. The nature of the services related to agreed-upon procedures, performed on the Fund's semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2006 and $6,150 for 2007. The nature of the services related to assistance on the Fund's tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $81,000 for 2006 and $1,779,070 for 2007.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Highland Capital Management, L.P. (the “Company”) has adopted proxy voting policies (the "Policy") that provide as follows:

1.	Application; General Principles

1.1       This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2       The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1       Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

2.2	Voting.

2.2.1.    Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

2.2.2     If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

2.3       Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.

2.3.1.    For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

2.3.2.    For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

2.4       Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.5       Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

2.6       Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.	Conflicts of Interest

3.1       Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1    The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

3.1.2    The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

3.1.3    The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4    The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5    The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

3.1.6    Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

3.1.7    The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8    Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

3.2       Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1    The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

3.2.2    The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention

_________________________

[1]	For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

4.1	The Company shall retain records relating to the voting of proxies, including:
4.1.1	Copies of this Policy and any amendments thereto.
4.1.2	A copy of each proxy statement that the Company receives regarding Client securities.
4.1.3	Records of each vote cast by the Company on behalf of Clients.

4.1.4    A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5    A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2       These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3       The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

4.4       Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Revised: February 22, 2007

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Fund’s portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Kurtis S. Plumer and Patrick H. Daugherty.

Kurtis S. Plumer, CFA – Mr. Plumer is a Senior Portfolio Manager at Highland Capital Management, L.P. Prior to joining Highland in July 1999, Mr. Plumer was a distressed High Yield Bond Trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a Corporate Finance Banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank's clients. Mr. Plumer has over 14 years of experience in distressed, high yield bond and leveraged loan products. Mr. Plumer received an MBA in Strategy and Finance from the Kellogg School at Northwestern University, and a BBA in Economics and Finance from Baylor University. Mr. Plumer has earned the right to use the Chartered Financial Analyst designation.

Patrick H. Daugherty – Mr. Daugherty is Head of Distressed and Special Situations Investing, and a Senior Portfolio Manager at Highland Capital Management, L.P. (“Highland”). His responsibilities include managing the Distressed Investments Group and Merchant Banking Group. He formally served as General Counsel to Highland. Prior to joining Highland in April 1998, Mr. Daugherty served as Vice President in the Corporate Finance Group at Bank of America Capital Markets, Inc (formerly NationsBanc Capital Markets, Inc.) where he originated and structured leveraged transactions of mid-cap companies located in the Southwest. Prior to joining Bank of America, Mr. Daugherty was an Associate with the law firm of Baker, Brown, Sharman and Parker in Houston, Texas, where he worked with banks and financial institutions in the liquidation of various RTC (Resolution Trust Corporation). Mr. Daugherty has over 15 years of experience in distressed, high yield and corporate restructuring. He has been involved in over 100 restructurings and held steering committee positions in over 50 bankruptcies. Mr. Daugherty currently serves on the Board of Directors of Home Interiors & Gifts, Inc. and its affiliates (as Chairman), SunCom Wireless Holdings, Inc. (elect), Safety-Kleen Holdco., Inc., and is a former board member of Norse Merchant Group and its affiliates, Ferrimorac Holdings Limited, Trussway Holdings, Inc. and its affiliates, Nexpak Corporation and its affiliates, Moll Industries and its affiliates, and Mariner Health Care, Inc. He received a Juris Doctorate from The University of Houston School of Law, and a BBA in Finance from The University of Texas at Austin. Mr. Daugherty’s professional certifications include membership in the Texas Bar Association and admittance to the American Bar Association in 1992.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007.

Kurtis S. Plumer

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$849	0	$0
Other Pooled Investment Vehicles:	6	$3,189	4	$2,610
Other Accounts:	0	$0	0	$0

Patrick H. Daugherty

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$1,177	1	$328
Other Pooled Investment Vehicles:	5	$4,097	3	$3,517
Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the “Option It Plan” and the “Long-Term Incentive Plan.”

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Fund.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2007.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
Kurtis S. Plumer	None
Patrick H. Daugherty	$1 - $10,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on March 3, 2006 (Accession No. 0000935069-06-000673).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Special Situations Fund

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer
(principal financial officer)

Date	March 5, 2008

* Print the name and title of each signing officer under his or her signature.